UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

Fortress International Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51426	20-2027651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9841 Broken Land Parkway
Columbia, Maryland 21046
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (410) 312-9988

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Fortress International Group, Inc. (“FIGI”) announced on January 30, 2007 that it had initiated a previously-announced stock repurchase program that authorizes FIGI to repurchase up to 3,000,000 shares of its common stock in the open market from time to time.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated January 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 1, 2007

FORTRESS INTERNATIONAL GROUP, INC.

By:/s/ Thomas P. Rosato
Thomas P. Rosato
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

99.1	Press Release dated January 30, 2007